Note 2 - Significant Accounting Policies and Recent Accounting Pronouncements - Reconciliation of Cash, Cash Equivalents and Restricted Cash (Details) - USD ($) $ in Thousands	Dec. 31, 2025	May 06, 2025	Dec. 31, 2024	Dec. 31, 2023
Cash and cash equivalents	$ 519,847	$ 131,791	$ 656,880	$ 710,607
Restricted cash - current portion	8,123		17,203	8,785
Restricted cash - non-current portion	42,307		45,922	60,413
Total cash, cash equivalents and restricted cash	$ 570,277		$ 720,005	$ 779,805